Exhibit 32
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                  Certification Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB/A-2 of U.S. Gold Corporation, a Colorado Corporation (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 202, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2004

/s/ William W. Reid
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William W. Reid
President, Chief Executive Officer
and Chairman of the Board of Directors

/s/William F. Pass
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William F. Pass
Vice President and Chief Financial Officer